                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 31, 1998
                                                    -------------


                               The Rouse Company
                               -----------------
            (Exact name of registrant as specified in its charter)


         Maryland             0-1743           52-0735512
   --------------------    ------------     ------------------
   (State or other         (Commission      (IRS Employer
   jurisdiction of         File Number)     Identification No.)
   incorporation)


10275 Little Patuxent Parkway
Columbia, Maryland                                    21044-3456
-------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (410) 992-6000
                                                   --------------



                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

The Rouse Company (the "Company") previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 1998,
that   on April 6, 1998, the Company and Westfield America, Inc. entered into an agreement to purchase a portfolio of interests in retail centers from TrizecHahn Centers Inc. ("TrizecHahn"). Under the terms of the agreement, as amended, the Company agreed to purchase ownership interests in eight retail centers for approximately $1.3 billion in a series of transactions expected to be completed during the third and fourth quarters of 1998. The agreement is subject to the satisfaction of certain conditions and includes a provision for the substitution of, or increase or decrease in the number of retail centers to be acquired.

On July 31, 1998 a wholly owned subsidiary of The Rouse Company purchased from TrizecHahn retail property assets known as Park Meadows Mall. In a related transaction on the same date, another wholly owned subsidiary of the Company, in a joint venture with Westfield America, Inc. ("Westfield"), purchased from TrizecHahn retail property assets known as Valley Fair. As a result, Company subsidiaries now own Park Meadows Mall and a 50% joint venture ownership interest in Valley Fair. The Company is holding for sale the 50% joint venture ownership interest in Valley Fair.

Park Meadows Mall is a regional shopping center in Littleton, Colorado, which is approximately 15 miles from Denver. The Mall contains approximately 593,000 square feet of leasable mall space and four department stores encompassing 875,000 square feet of space with a fifth department store encompassing 146,000 square feet of space under construction. Valley Fair Mall is a regional shopping center in San Jose, California containing approximately 469,000 square feet of leasable mall space and three department stores encompassing 669,000 square feet of space. Park Meadows Mall and Valley Fair Mall will continue to operate as regional shopping centers.

The aggregate purchase price for the Company's interests in the properties was approximately $445,435,000, including approximately $252,817,000 paid at closing and approximately $192,618,000 of debt secured by the properties which was assumed by subsidiaries of the Company. The purchase prices were determined on an individual property basis by negotiation between the applicable parties. The Company used available cash to pay approximately $42,817,000 of the purchase price at closing. The balance of the purchase price paid at closing of $210,000,000 was provided by borrowings under the Company's unsecured revolving credit facility that was underwritten by The First National Bank of Chicago and Bankers Trust Company.

The Company is filing this Current Report on Form 8-K/A to include financial statements required under Rule 3-14 of Regulation S-X of Park Meadows Mall and Valley Fair and related pro forma financial information of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following financial statements and pro forma financial information are filed as part of this report:

(a) Financial statements of real estate operations acquired specified by Rule 3-14 of Regulation S-X. See Index to Financial Statements and Pro Forma Financial Information (page F-1).

(b) Pro forma financial information required pursuant to Article 11 of Regulation S-X. See Index to Financial Statements and Pro Forma Financial Information (page F-1).

(c)  Exhibits:

   23.1    Consent of PricewaterhouseCoopers LLP, Independent Accountants
   10.1 Credit Agreement (Bridge Loan) entered into as of July 29, 1998 by and among The Rouse Company, The First National Bank of Chicago, Bankers Trust Company, and Certain Banks identified on the signature pages thereto.
   10.2    First Amendment to Credit Agreement (Bridge Loan) made as of the
           14th day of August, 1998, by and among The Rouse Company, The Howard Hughes Corporation, Howard Hughes Properties, Inc., The Howard Research And Development Corporation, The First National Bank of Chicago, Bankers Trust Company, and the additional banks identified on the signature pages thereto.
   10.3 Amended and Restated Unsecured Revolving Credit Agreement dated as of July 29, 1998 among The Rouse Company, The First National Bank of Chicago, Bankers Trust Company, and Certain Other Banks identified on the signature pages thereto.
   10.4 First Amendment to Amended and Restated Unsecured Revolving Credit Agreement made as of the 14th day of August, 1998, by and among The Rouse Company, The Howard Hughes Corporation, Howard Hughes Properties, Inc., The Howard Research And Development Corporation, The First National Bank of Chicago, Bankers Trust Company, and the additional banks identified on the signature pages thereto.

                                   Signatures
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THE ROUSE COMPANY

Date:   October 9, 1998      By /s/  Jeffrey H. Donahue
        ---------------         -----------------------
                                Jeffrey H. Donahue
                                Senior Vice-President and
                                Chief Financial Officer


Date:   October 9, 1998      By /s/  George L. Yungmann
        ---------------         -----------------------
                                George L. Yungmann
                                Senior Vice-President and
                                Controller

                       INDEX TO FINANCIAL STATEMENTS AND
                        PRO FORMA FINANCIAL INFORMATION


The following financial information is presented in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, such historical information has been audited only for the respective properties most recent fiscal year as the transactions relating to Park Meadows Mall and 50% joint venture ownership interest in Valley Fair (as described in the registrant's Current Report on Form 8-K dated August 13, 1998) are not with related parties and the registrant, after reasonable inquiry, is not aware of any material factors related to the properties not otherwise disclosed that would cause the reported financial information to not be necessarily indicative of future operating results except as to interest expense related to new debt issued by the Company to finance the acquisition of the Acquired Assets. A discussion of material factors considered by the Company in assessing the properties is included in the introductory language regarding the pro forma financial statements on page F-15. In addition, since the properties will be directly or indirectly owned by entities that elect to be treated as REITs for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.



                                                                        PAGE
                                                                        ----
PARK MEADOWS MALL PROPERTY
--------------------------
Report of Independent Accountants.....................................   F-3
Statement of Revenues and Certain Expenses
   for the Year Ended December 31, 1997...............................   F-4
Notes to Statement of Revenues and Certain Expenses...................   F-5


VALLEY FAIR PROPERTY
--------------------
Report of Independent Accountants.....................................   F-9
Statement of Revenues and Certain Expenses
   for the Year Ended December 31, 1997...............................  F-10
Notes to Statement of Revenues and Certain Expenses...................  F-11


THE ROUSE COMPANY AND SUBSIDIARIES
----------------------------------

Introductory language regarding Unaudited Pro Forma
 Condensed Consolidated Financial Statements..........................  F-15

Pro Forma Condensed Consolidated Balance
 Sheet as of June 30, 1998 (unaudited)................................  F-17

                                                       PAGE
                                                       ----

Pro Forma Condensed Consolidated Statement
 of Operations for the Year Ended December 31, 1997 (unaudited).......  F-18

Pro Forma Condensed Consolidated Statement
   of Operations for the Six Months ended June 30, 1998 (unaudited).. F-19 Notes to Pro Forma Condensed Consolidated Financial
   Statements (unaudited)............................................  F-20

                       Report of Independent Accountants
                       ---------------------------------



The Board of Directors
 of The Rouse Company


We have audited the accompanying statement of revenues and certain expenses for the year ended December 31, 1997 of the Park Meadows Mall Property, as defined in Note 1, which is intended to be acquired by The Rouse Company. This statement is the responsibility of the management of TrizecHahn Centers Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this statement excludes certain expenses that would not be comparable with those resulting from the operations of the Park Meadows Mall Property after acquisition by The Rouse Company. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the Park Meadows Mall Property's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2, of the Park Meadows Mall Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP
Newport Beach, California
June 15, 1998

                           PARK MEADOWS MALL PROPERTY

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       OF THE PARK MEADOWS MALL PROPERTY
                      TO BE ACQUIRED BY THE ROUSE COMPANY
                      For The Year Ended December 31, 1997



Revenues:
  Minimum rent                                                   $15,062,127
  Overage rent                                                       740,139
  Carts and temporary tenant rents                                 1,029,382
  Recoveries from tenants                                          9,409,368
  Other income                                                       322,079
  Public improvement fee revenue                                   4,759,236
                                                                 -----------
                                                                  31,322,331
                                                                 -----------

Certain expenses:
  Operating expenses                                               5,586,128
  Property taxes                                                   3,707,665
  Promotion                                                           43,937
  Professional services                                               72,743
  Interest expense                                                 1,731,195
  Other expenses                                                     279,981
                                                                 -----------
                                                                  11,421,649
                                                                 -----------
       Revenues in excess of certain expenses                    $19,900,682
                                                                 ===========

        The accompanying notes are an integral part of this statement.

                           PARK MEADOWS MALL PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



1. Organization:

   The accompanying statement of revenues and certain expenses (the "Statement") of the Park Meadows Mall Property, as defined herein, relates to the operations of a regional shopping center, Park Meadows Mall, located in Douglas County, Colorado (the "Park Meadows Mall Property" or "Property"), which is owned by Park Meadows Mall, Ltd., a Colorado limited partnership (the "Partnership") and is managed by TrizecHahn Centers Management Inc. ("THCMI"), a wholly owned subsidiary of TrizecHahn Centers Inc. ("THCI").
   The Property is intended to be sold to The Rouse Company ("Rouse") in a single transaction subject to, among other things, an executed Asset Purchase Agreement between THCI and Rouse.

   The Partnership was formed to develop and operate the Property which opened on August 30, 1996. The partnership agreement provides that the Partnership shall continue until November 2043, unless terminated earlier. The Partnership interests at December 31, 1997 are as follows:

       Hahn Park Meadows Mall, Inc.             75%
       Trizec Colorado, Inc.                    25%

   Hahn Park Meadows Mall, Inc. and Trizec Colorado, Inc. are effectively wholly owned by THCI.

2. Summary of Significant Accounting Policies:

   The following are significant accounting policies followed in the preparation of the accompanying Statement. This Statement and notes are representations of THCI and THCMI, whose managements are responsible for their integrity and objectivity.

   Basis of Presentation:
   ---------------------

   The accompanying Statement is presented on the accrual basis of accounting in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented because certain expenses, which may not be comparable to those expected to be incurred by Rouse in the proposed future operations of the Property, have been excluded. Expenses excluded consist of depreciation and amortization, management and leasing fees and mortgage interest.

                           PARK MEADOWS MALL PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



2. Summary of Significant Accounting Policies, Continued:

   Rental Revenue:
   --------------

   The Partnership recognizes scheduled minimum rent increases on a straight-line basis. Overage rents, which are based upon the level of sales achieved by the lessee, are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

   Lease Fees:
   ----------

   Payments received from tenants in connection with early termination of a tenant lease are recognized as income when received.

   Maintenance and Repairs:
   -----------------------

   Maintenance and repairs are charged to operations as incurred.

   Use of Estimates:
   ----------------

   The Partnership has made a number of estimates and assumptions relating to the reported amounts of revenue and expenses during the reporting period to prepare this Statement in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

3. Public Improvement Fee Revenue:

   The Partnership issued bonds for the purpose of financing public infrastructure improvements. In connection with the bond issue, a trust fund was established to oversee the dispersal of bond proceeds and the repayment of the bond issue. The bond repayment is funded by a Public Improvement Fee ("PIF") assessed on the retail sales of each store in the shopping center and is remitted directly to the trustee, Norwest Bank. The Statement includes PIF revenue of $4,759,236, interest income earned on undisbursed bond proceeds of $109,586 and interest expense of $1,731,195.

                           PARK MEADOWS MALL PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



4. Commitments and Contingencies:

   Partnership as Lessor:
   ---------------------

   The Partnership leases space to tenants in the shopping center for which it charges minimum rents and receives reimbursement for real estate taxes, insurance and certain other shopping center operating expenses. The terms of the leases vary with the tenants, and the majority of the leases also provide for additional overage rents during any year in which a tenant's gross sales exceed a stated amount.

   Future minimum rents to be received under leases in effect at December 31, 1997 are as follows:

Years Ending December 31,
-------------------------

          1998                       $ 14,129,880
          1999                         16,161,609
          2000                         16,183,400
          2001                         16,206,313
          2002                         15,794,393
          thereafter                   94,053,840
                                     ------------

                                     $172,529,435
                                     ============

   Legal:
   -----

   The Partnership is, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part upon advice from legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnership's results of operations.

                           PARK MEADOWS MALL PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



5. Related-Party Transactions:

   THCI and THCMI provide payroll, professional and various legal services to the Partnership.

   A summary of related-party costs and fees incurred for the year ended December 31, 1997 is as follows:

          Payroll and related benefits    $1,754,517
          Development fees                   101,155
          Professional services               14,020
          Legal fees                          56,678
                                          ----------

                                          $1,926,370
                                          ==========

                       Report of Independent Accountants
                       ---------------------------------



The Board of Directors
 of The Rouse Company


We have audited the accompanying statement of revenues and certain expenses for the year ended December 31, 1997 of the Valley Fair Property, as defined in Note 1, which is intended to be acquired by The Rouse Company and Westfield America, Inc., in a joint venture. This statement is the responsibility of the management of TrizecHahn Centers Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this statement excludes certain expenses that would not be comparable with those resulting from the operations of the Valley Fair Property after acquisition by The Rouse Company and Westfield America, Inc.. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the Valley Fair Property's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2, of the Valley Fair Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP
Newport Beach, California
June 15, 1998

                              VALLEY FAIR PROPERTY

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          OF THE VALLEY FAIR PROPERTY
        TO BE ACQUIRED BY THE ROUSE COMPANY AND WESTFIELD AMERICA, INC.
                      For The Year Ended December 31, 1997



Revenues:
  Minimum rent                                                   $15,827,632
  Overage rent                                                     1,719,478
  Carts and temporary tenant rents                                   848,286
  Recoveries from tenants                                          6,243,693
  Other income                                                       417,482
                                                                 -----------
                                                                  25,056,571
                                                                 -----------

Certain expenses:
  Operating expenses                                               4,205,839
  Property taxes                                                   1,417,352
  Office and management                                              180,690
  Promotion                                                           27,770
  Professional services                                               63,926
  Other expenses                                                      14,748
                                                                 -----------
                                                                   5,910,325
                                                                 -----------
       Revenues in excess of certain expenses                    $19,146,246
                                                                 ===========

The accompanying notes are an integral part of this statement.

                              VALLEY FAIR PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



1. Organization:

   The accompanying statement of revenues and certain expenses (the "Statement") of the Valley Fair Property, as defined herein, relates to the operations of a regional shopping center, Valley Fair, located in San Jose, California (the "Valley Fair Property" or "Property"), which is owned by Stevens Creek Associates, a partnership (the "Partnership") and is managed by TrizecHahn Centers Management Inc. ("THCMI"), a wholly owned subsidiary of one of the partners, TrizecHahn Centers Inc. ("THCI"). The ownership interest of THCI in the Partnership is intended to be sold to The Rouse Company ("Rouse") and Westfield America, Inc. ("Westfield") in a single transaction subject to, among other things, an executed Asset Purchase Agreement between THCI, Rouse and Westfield.

   The Statement includes the accounts of the Partnership and its wholly owned subsidiary, Hahn Issuing Corporation. Hahn Issuing Corporation ("Subsidiary") is a Delaware corporation formed in 1986 solely for the purpose of issuing commercial paper to private investors under the Partnership's Credit Agreement with a commercial bank. All significant intercompany balances and transactions have been eliminated.

   The Partnership is a California general partnership formed for the purpose of improving, renovating and integrating two existing shopping centers, known as "Valley Fair Shopping Center," located in San Jose, California, and "Stevens Creek Plaza," located in the cities of San Jose and Santa Clara, California, into a regional shopping center known as "Valley Fair." The Partnership agreement provides that the Partnership is to continue until December 31, 2024 unless terminated earlier.

   The general partners and their respective interests are as follows:

       THCI                                    33.33%
       RT-H Corporation ("RT-H")               16.67%
       Valley Fair Associates, L.P. ("VFA")    50.00%

   RT-H is effectively wholly owned by THCI.

                              VALLEY FAIR PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



2. Summary of Significant Accounting Policies:

   The following are significant accounting policies followed in the preparation of the accompanying Statement. This Statement and notes are representations of THCI and THCMI, whose managements are responsible for their integrity and objectivity.

   Basis of Presentation:
   ---------------------

   The accompanying Statement is presented on the accrual basis of accounting in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented because certain expenses, which may not be comparable to those expected to be incurred by Rouse and Westfield in the proposed future operations of the Property, have been excluded. Expenses excluded consist of depreciation and amortization, management and leasing fees and mortgage interest.

   Rental Revenue:
   --------------

   The Partnership recognizes scheduled minimum rent increases on a straight-line basis. Overage rents, which are based upon the level of sales achieved by the lessee, are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

   Lease Fees:
   ----------

   Payments received from tenants in connection with early termination of a tenant lease are recognized as income when received.

   Maintenance and Repairs:
   -----------------------

   Maintenance and repairs are charged to operations as incurred.

   Use of Estimates:
   ----------------

   The Partnership has made a number of estimates and assumptions relating to the reported amounts of revenue and expenses during the reporting period to prepare this Statement in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

                              VALLEY FAIR PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



3. Commitments and Contingencies:

   Partnership as Lessor:
   ---------------------

   The Partnership leases space to tenants in the shopping center for which it charges minimum rents and receives reimbursement for real estate taxes, insurance and certain other shopping center operating expenses. The terms of the leases vary with the tenants, and the majority of the leases also provide for additional overage rents during any year in which a tenant's gross sales exceed a stated amount.

   Future minimum rents to be received under leases in effect at December 31, 1997 are as follows:

Years Ending December 31,
-------------------------

          1998                       $ 16,071,655
          1999                         15,031,985
          2000                         13,861,335
          2001                         13,277,659
          2002                         11,975,001
          thereafter                   39,452,957
                                     ------------

                                     $109,670,592
                                     ============

   Legal:
   -----

   The Partnership is, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part upon advice from legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnership's results of operations.

                              VALLEY FAIR PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



4. Related-Party Transactions:

   THCI and THCMI provide payroll, professional and various legal services to the Partnership.

   A summary of related-party costs and fees incurred for the year ended December 31, 1997 is as follows:

          Payroll and related benefits    $1,573,626
          Development fees                   444,790
          Professional services              522,633
          Legal fees                         129,655
                                          ----------

                                          $2,670,704
                                          ==========

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


On April 6, 1998, The Rouse Company and Westfield America, Inc. entered into an agreement to purchase a portfolio of interests in retail centers from TrizecHahn Centers Inc. Under terms of the agreement, as amended, and subject to certain terms and conditions, The Rouse Company agreed to purchase interests in eight retail centers for approximately $1.3 billion. The agreement is subject to the satisfaction of certain conditions and includes a provision for the substitution of, or increase or decrease in, the number of retail centers to be acquired.

On July 31, 1998, The Rouse Company purchased ownership interests in two of the retail centers, including Park Meadows Mall and a 50% joint venture ownership interest in Valley Fair (together, the "Acquired Properties") for approximately $445 million, including debt assumed of approximately $193 million. The Rouse Company used available cash and borrowings of $210 million under its new revolving line of credit facility to fund the net purchase price of the retail center interests.

Park Meadows Mall is a regional shopping center in Littleton, Colorado, which is approximately 15 miles from downtown Denver. The center was completed in 1996 and is in excellent condition. The Mall contains approximately 593,000 square feet of leasable mall space and four department stores (Nordstrom, Joslin's, Dillard's and Foley's) encompassing 875,000 square feet of space with a fifth department store (JCPenney) encompassing 146,000 square feet of space under construction. The Joslin's department store closed on October 1, 1998 in conjunction with the sale of its owner to Dillard's. Dillard's is expected to sell the building to the May Company, and the building is expected to reopen as a Lord & Taylor department store in late 1999. The mall space is leased primarily to high-profile, well-capitalized national retailers, produces sales of approximately $420 per square foot and is 96% occupied. Substantially all of the tenant leases provide for the recovery of operating expenses in addition to stated minimum rents and most leases provide for increasing minimum rents over their terms. The Company believes Park Meadows Mall is one of the dominant centers in its market and intends to operate it in a manner that will maintain its dominance. Accordingly, the Company is not aware of any material factors that would cause the reported information not to be necessarily indicative of future operating results of the property.

In connection with the purchase transaction, the Company decided to hold for sale its ownership interest in Valley Fair. The Company is negotiating with a potential purchaser and believes it has the ability to sell the ownership interest within twelve months at a price approximating the purchase price. Accordingly, the Company will classify its ownership interest in Valley Fair as property held for sale in its consolidated balance sheet, and will exclude from its consolidated statement of operations any profit or loss resulting from the operation or sale of its ownership interest. Any profit or loss from operations or gain or loss on the ultimate disposition will be treated as adjustments to the original purchase price allocation.

The remaining retail center acquisitions are expected to close in a series of transactions in the fourth quarter of 1998.

The following unaudited pro forma condensed consolidated financial statements are based upon the consolidated financial statements of The Rouse Company and the statements of revenues and certain expenses of Park Meadows Mall Property adjusted to give effect to the purchase of the Acquired Properties. The pro forma condensed consolidated statements of operations do not include any revenues, operating and interest expense or depreciation relating to the Valley Fair Property due to the Company's decision to sell its interest in the property as discussed above. The pro forma condensed consolidated balance sheet and statements of operations are provided to illustrate the effects of the acquisitions on The Rouse Company and have been prepared using the purchase method of accounting and, accordingly, the cost to purchase the Acquired Properties is allocated among the assets acquired and liabilities assumed according to their respective fair values. These statements reflect how the balance sheet of The Rouse Company might have appeared at June 30, 1998 if the acquisitions had been consummated at that date, and how the statements of operations of The Rouse Company for the year ended December 31, 1997 and the six months ended June 30, 1998 might have appeared if the acquisitions had been consummated at the beginning of the respective periods. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations or financial position of The Rouse Company that would have occurred had the acquisitions occurred at the beginning of the periods presented or on the date indicated, nor are they necessarily indicative of the future results of operations or financial position of The Rouse Company.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of The Rouse Company, including the notes to the financial statements. The unaudited pro forma adjustments are based upon certain assumptions included in the notes to the unaudited pro forma condensed consolidated financial statements.

                       THE ROUSE COMPANY AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                                    The Rouse
                                                     The Rouse                                     Company and
                                                    Company and     Allocated       Pro Forma     Subsidiaries
                                                   Subsidiaries      Purchase      Adjustments     (Pro Forma
                     ASSETS                        (Historical)   Price (Note 1)     (Note 2)       Combined)
                                                   -------------  --------------  --------------  -------------
Property
  Operating properties, net......................    $2,740,081      $  298,433   $           -     $3,038,514

  Properties in development......................       170,696               -               -        170,696

  Properties held for sale.......................         1,000         146,991               -        147,991
                                                     ----------      ----------   -------------     ----------
      Total property.............................     2,911,777         445,424               -      3,357,201
Investments in and advances to
 unconsolidated real estate ventures.............       286,431               -               -        286,431
Prepaid expenses, receivables under
 finance leases and other assets.................       225,797           4,635               -        230,432

Accounts and notes receivable....................        95,920             520               -         96,440

Investments in marketable securities.............         3,866               -               -          3,866

Cash and cash equivalents........................        39,647        (252,815)        213,168 (b)          -
                                                     ----------      ----------   -------------     ----------
      Total......................................    $3,563,438      $  197,764        $213,168     $3,974,370
                                                     ==========      ==========   =============     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt.............................................    $2,545,102      $  192,618        $210,000 (b) $2,947,720

Obligations under capital leases.................        54,866               -               -         54,866

Accounts payable, accrued expenses
 and other liabilities...........................       322,295           5,146           3,168 (b)    330,609

Company-obligated mandatorily redeemable
 preferred securities of a trust holding
 solely Parent Company subordinated
 debt securities.................................       137,500               -               -        137,500

Shareholders' equity.............................       503,675               -               -        503,675
                                                     ----------      ----------   -------------     ----------
      Total......................................    $3,563,438      $  197,764        $213,168     $3,974,370
                                                     ==========      ==========   =============     ==========

The accompanying notes are an integral part of these statements.

                       THE ROUSE COMPANY AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                The Rouse
                                                        The Rouse      Park                                    Company and
                                                       Company and   Meadows                   Pro Forma      Subsidiaries
                                                      Subsidiaries     Mall    Valley Fair    Adjustments      (Pro Forma
                                                      (Historical)   Property   Property        (Note 2)        Combined)
                                                      -------------  --------  -----------  ----------------  -------------
Revenues............................................    $  930,094    $31,322      $25,057     $ (2,355)(c)     $  959,061
                                                                                                (12,529)(i)
                                                                                                (12,528)(a)
Operating expenses, exclusive of provision
 for bad debts, depreciation and
 amortization.......................................       532,240      9,690        5,910          960 (d)        542,890
                                                                                                 (2,955)(i)
                                                                                                 (2,955)(a)
Interest expense....................................       207,490      1,731            -       14,613 (e)        225,445
                                                                                                  9,057 (f)
                                                                                                  2,564 (g)
                                                                                                (10,010)(i)
Provision for bad debts.............................         5,766          -            -                           5,766
Depreciation and amortization.......................        86,009          -            -        4,460 (h)         90,469
Gain (loss) on dispositions of assets
 and other provisions, net..........................       (24,763)         -            -            -            (24,763)
                                                        ----------   --------  -----------  ---------------     ----------

Earnings from continuing operations
 before income taxes................................        73,826     19,901       19,147      (43,146)            69,728
Income taxes........................................      (116,066)         -            -            -           (116,066)
                                                        ----------   --------  -----------  ---------------     ----------

Earnings from continuing operations.................    $  189,892    $19,901      $19,147     $(43,146)        $  185,794
                                                        ==========   ========  ===========  ===============     ==========

Earnings from continuing operations
 per share of common stock after
 provision for dividends on
 Preferred stock:
  Basic                                                 $     2.70                                              $     2.64
                                                        ==========                                              ==========
  Diluted                                               $     2.59                                              $     2.54
                                                        ==========                                              ==========

Weighted average number of
 common shares outstanding:
  Basic                                                     66,201                                                  66,201
                                                        ==========                                              ==========
  Diluted                                                   76,005                                                  76,005
                                                        ==========                                              ==========

The acompanying notes are an integral part of these statements.

                       THE ROUSE COMPANY AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                      The Rouse
                                              The Rouse      Park                                    Company and
                                             Company and   Meadows                   Pro Forma      Subsidiaries
                                            Subsidiaries     Mall    Valley Fair    Adjustments      (Pro Forma
                                            (Historical)   Property   Property        (Note 1)        Combined)
                                            -------------  --------  -----------  ----------------  -------------
Revenues..................................      $335,243    $14,970      $13,164  $  (1,177)(c)          $349,036
                                                                                     (6,582)(i)
                                                                                     (6,582)(a)
Operating expenses, exclusive of provision
 for bad debts, depreciation and
 amortization.............................       181,429      4,207        3,650     (1,825)(a)           186,042
                                                                                        406 (d)
                                                                                     (1,825)(i)
Interest expense..........................        90,659        845            -      7,306 (e)           103,311
                                                                                      4,501 (f)
                                                                                      1,282 (g)
                                                                                     (5,005)(i)
Provision for bad debts...................         1,790          -            -          -                 1,790
Depreciation and amortization.............        36,199          -            -      2,230 (h)            38,429
Equity in earnings of unconsolidated
 real estate ventures.....................        36,660          -            -          -                36,660
Gain (loss) on dispositions of assets
 and other provisions, net................         2,169          -            -          -                 2,169
                                            -------------  --------  -----------  ----------------  -------------

Earnings from continuing operations
 before income taxes......................        63,995      9,918        9,514    (21,411)               62,016
Income taxes..............................           199          -            -          -                   199
                                            -------------  --------  -----------  ----------------  -------------

Earnings from continuing operations.......      $ 63,796    $ 9,918      $ 9,514   $ 21,411)             $ 61,817
                                            ============    =======  ===========   ==============   =============

Earnings from continuing operations
 per share of common stock after
 provision for dividends on
 Preferred stock :
  Basic                                             $.86                                                    $.83
                                                ========                                                ========
  Diluted                                           $.84                                                    $.81
                                                ========                                                ========

Weighted average number of
 common shares outstanding:
  Basic                                           66,978                                                  66,978
                                                ========                                                ========
  Diluted                                         72,720                                                  72,720
                                                ========                                                ========

The accompanying notes are an integral part of these statements.

                       THE ROUSE COMPANY AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                  (UNAUDITED)



1.  Allocated Purchase Price
    ------------------------

     The acquisition will be accounted for by the purchase method of accounting. Accordingly, the Company's cost to acquire a 100% ownership in Park Meadows Mall and a 50% ownership interest in Valley Fair will be allocated to the assets acquired and liabilities assumed according to their respective fair values. In connection with the acquisitions, the Company decided to sell its ownership interest in Valley Fair. Accordingly, the cost allocated to its interest in Valley Fair is classified as property held for sale in the pro forma balance sheet. The unaudited pro forma condensed consolidated financial statements indicate that the aggregate fair value of the assets acquired and liabilities assumed in the purchase are $450,581,000 and $197,764,000, respectively. The purchase allocation adjustments made in connection with the development of the unaudited pro forma condensed combined financial statements are based on the information available at this time. Subsequent adjustments and refinements to the allocation may be made based on additional information.

2.  Pro forma Adjustments
    ---------------------

     The accompanying unaudited pro forma condensed consolidated financial statements reflect certain adjustments which are explained below to give effect to the acquisition of the Acquired Properties and to include results of operations for the indicated periods of the Park Meadows Mall based on accounting policies of the Company where such policies differ from those which were applied in preparing the historical financial statements of Park Meadows Mall included elsewhere herein.

     (a) Adjust revenues and certain operating expenses to reflect the Company's 50% ownership interest in Valley Fair Mall.

     (b) The Company used available cash to pay approximately $42,817,000 of the purchase price at closing. The balance of the price paid at closing of $210,000,000 was provided by borrowings under the Company's unsecured revolving credit facility that was underwritten by The First National Bank of Chicago and Bankers Trust Company. The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 1998 reflects an adjustment to reclassify the bank overdraft attributable to the payment of cash at acquisition.

                       THE ROUSE COMPANY AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                  (UNAUDITED)



2.  Pro forma Adjustments, Continued
    --------------------------------

     (c) Eliminate income earned on available cash of $42,817,000 paid at closing. The pro forma reduction of interest revenue was calculated using an average interest rate of 5.5%.

     (d) Adjust operating expenses for Park Meadows Mall to reflect management and leasing costs consistent with costs incurred by the Company at similar operating properties.

     (e) Adjust for interest expense incurred on borrowings of $210 million under a line of credit facility used to fund the net purchase price of the Acquired Properties. The pro forma interest expense on these borrowings was calculated using an effective interest rate of 6.96%.

     (f) Adjust interest expense for mortgage note secured by Park Meadows Mall assumed by subsidiaries of the Company in connection with the acquisition.

     (g) Adjust interest expense for mortgage note secured by Valley Fair assumed by subsidiaries of the Company in connection with the acquisition.

     (h) Adjust depreciation and amortization expense for Park Meadows Mall for the net effects of revalued property basis and different estimated useful lives in accordance with the established accounting policies of the Company.

     (i) In connection with the purchase of its 50% ownership interest in Valley Fair the Company made a decision to market its ownership interest for sale. Accordingly, pro forma adjustments are to eliminate the Company's share of operations of Valley Fair from the condensed consolidated statements of operations.